AMENDMENT NO. 2 TO THE
                 SAN DIEGO GAS & ELECTRIC COMPANY
                NUCLEAR FACILITIES NON-QUALIFIED CPUC
                    DECOMMISSIONING MASTER TRUST
                     AGREEMENT FOR SAN ONOFRE
                    NUCLEAR GENERATING STATIONS


     This Amendment No. 2 is entered into as of the 23rd day of December, 1996, by and between San Diego Gas & Electric Company, a corporation duly organized and existing under the laws of the State of California, and having its principal office at 101 Ash Street, San Diego, California 92101-3017 (the "Company"), and State Street Bank and Trust Company, as Trustee, having its principal office at 1 Enterprise Drive, Quincy, Massachusetts 02171 (the "Trustee").

    Pursuant to Section 2.12 of the Nuclear Facilities Non-Qualified CPUC Decommissioning Master Trust Agreement dated June 29, 1992 (the "Agreement") between San Diego Gas & Electric Company (the "Company") and State Street Bank and Trust Company, as Trustee, the parties agree to amend the Agreement as follows:

     1. The representations set forth above are incorporated herein by this reference thereto.

     2. The second page of Exhibit C1 of the Agreement, the Fee Schedule relating to the International Portfolio, is replaced with the revised second page attached hereto.

     3. The first sentence of the second paragraph of Section 4.03 is amended and restated to read as follows:

     This fee schedule is effective through December 31, 1997 and may be extended with the approval of the Trustee.

     4. The first and second sentences of the fourth paragraph of
     Section 4.03 are amended and restated as follows:

     This fee schedule shall be effective through December 31, 1997 for all assets placed under the Trustee's investment discretion. After January 1, 1998, the fee schedule for assets placed under the Trustee's investment discretion shall be subject to renegotiation."





     5.Except as set forth herein, the Agreement is hereby ratified and confirmed and remains in full force and effect.


SAN DIEGO GAS & ELECTRIC                 STATE STREET BANK AND
COMPANY                                  TRUST COMPANY

By:_____________________                 By:___________________

Title:__________________                 Title_________________

Attest:_________________                 Attest:_______________

Title:__________________                 Title:________________



CALIFORNIA PUBLIC UTILITIES COMMISSION


By:  _______________________________________

Title:______________________________________

Attest:_____________________________________

Title:______________________________________



                                                   EXHIBIT C1
INTERNATIONAL PORTFOLIO

   I.  TRUST/CUSTODY CHARGES

       The following charges will be assessed on the month-end net asset value in U.S. dollars:

       Global Assets @ fourteen (14) basis points per annum

  II.  PORTFOLIO ADMINISTRATION (ACCOUNTING, RECORDKEEPING &
       REPORTING)

       $20,000 per portfolio per annum

 III.  PORTFOLIO ACTIVITY

       International Sub-Custodian Charges

                      Group A  Group B  Group C  Group D  Group E

Transaction ($)          25        45       60       70       100

Holdings (bp)*         1.25      3.50     5.25     16.0       45.0


               Australia  Austria     Finland   Brazil  Argentina
               Canada     Belgium     Indonesia China   Bangladesh
               Cedel      Hong Kong   Ireland   Czech   Botswana
               Denmark    Netherlands Luxembourg Egypt  Chile
               Euroclear  Norway      Malaysia  Jamaica Columbia
               France     Sweden      Mexico    So. Korea  Cyprus
               Germany               Singapore Philippines Ecuador
               Italy                 Thailand  Portugal    Ghana
               Japan                           Sri Lanka   Greece
               Namibia                         Taiwan      Hungary
               New Zealand                     Turkey      India
               So. Africa                                  Israel
               Spain                                       Jordan
               Switzerland                                 Kenya
               United Kingdom                              Morocco
                                                          Pakistan
                                                           Peru
                                                           Poland
                                                           Tunisia
                                                           Uruguay
                                                         Venezuela
                                                            Zambia
                                                          Zimbabwe

* Based on the month-end value in U.S. dollars